UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 3, 2012

ConocoPhillips

(Exact name of registrant as specified in its charter)

Delaware	001-32395	01-0562944
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

600 North Dairy Ashford

Houston, Texas 77079

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 293-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission (SEC) on May 1, 2012, ConocoPhillips completed the separation of Phillips 66 from ConocoPhillips. As a result of the separation, the results of operations of Phillips 66 were reported as discontinued operations and ConocoPhillips realigned its segments beginning with the Quarterly Report on Form 10-Q for the period ended June 30, 2012, filed with the SEC on July 31, 2012.

The exhibits attached below in this Form 8-K have been provided to reflect revisions to the audited financial statements and certain disclosures included in the ConocoPhillips Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on February 21, 2012 (the Form 10-K), for the following:

•

Present as discontinued operations the separation of Phillips 66, which includes our refining, marketing and transportation businesses, most of our Midstream segment, our Chemicals segment, and our power generation and certain technology operations included in our Emerging Businesses segment.

•	The realignment of our operating segments into geographic regions.

Such revised Financial Statements and Supplementary Data (Item 8) are attached as Exhibit 99.3 to this Current Report on Form 8-K. In addition, ConocoPhillips is including as Exhibits 99.1 and 99.2 to this Form 8-K Selected Financial Data (Item 6), and Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7), respectively, which also reflects the changes noted above. Each of the foregoing exhibits is incorporated by reference into this Item 8.01.

In order to preserve the nature and character of the disclosures set forth in the Form 10-K, the items included in this Form 8-K have been updated solely for matters relating specifically to the reclassification of Phillips 66 as discontinued operations and the realignment of our reporting segments, as described above. No attempt has been made in the audited financial statements included in Exhibit 99.3 in this Form 8-K, and it should not be read, to modify or update other disclosures as presented in the Form 10-K to reflect events or occurrences after the date of the filing of the Form 10-K, February 21, 2012. Therefore, this Form 8-K should be read in conjunction with the Form 10-K, and filings made by ConocoPhillips with the SEC subsequent to the filing of the Form 10-K, including ConocoPhillips’ Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2012, and September 30, 2012, filed on July 31, 2012, and October 30, 2012, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Item 6. Selected Financial Data.

99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Item 8. Financial Statements and Supplementary Data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

/s/ Glenda M. Schwarz
Glenda M. Schwarz
Vice President and Controller
December 3, 2012

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Item 6. Selected Financial Data.

99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.3	Item 8. Financial Statements and Supplementary Data.

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